Exhibit 10.2

SECOND AMENDMENT

SECOND AMENDMENT, dated as of October 4, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of November 30, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, including as amended by the First Amendment, dated as of June 12, 2013, the “Credit Agreement”), among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), Bank of America, N.A. and Deutsche Bank Securities Inc., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. as co-syndication agents and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. The Credit Agreement shall be amended as of the Amendment Effective Date (as defined below) as set forth below.

(a) Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition of “Second Amendment” in proper alphabetical order:

“Second Amendment” means the Second Amendment to this Agreement dated as of October 4, 2013.

(b) Amendments to Section 7.9 (Investments). Section 7.9 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (i), replacing the period at the end of clause (j) with “; and”, and adding the following new clause (k) immediately after clause (j) thereof:

“(k) Investments constituting Restricted Payments permitted by Section 7.7.”

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Amendment Effective Date”):

The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and MVWC, (ii) the Required Lenders and (iii) the Administrative Agent.

SECTION 4. Representations and Warranties. Each of the Borrower and MVWC hereby represents and warrants that (a) each of the representations and warranties contained in Section 4 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects (and in all respects if qualified by materiality) as if made on and as of the Amendment Effective Date (or to the extent such representations and warranties expressly relate to a specific earlier date, as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Effects on Credit Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of legal counsel.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, MVWC, the Administrative Agent and the Required Lenders. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President and Treasurer

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph J. Bramuchi
	Name:	Joseph J. Bramuchi
	Title:	Vice President and Treasurer

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Marc Costantino
	Name:	Marc Costantino
	Title:	Executive Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, as a Lender

By:	/s/ Suzanne Eaddy
	Name:	Suzanne Eaddy
	Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Philipp Horat
	Name:	Philipp Horat
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

THE ROYAL BANK OF SCOTLAND, as a Lender

By:	/s/ Timothy J. McNaught
	Name:	Timothy J. McNaught
	Title:	Managing Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Johnetta Bush
	Name:	Johnetta Bush
	Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BANK OF HAWAII, as a Lender

By:	/s/ Donovan Koki
	Name:	Donovan Koki
	Title:	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Derek Chang
	Name:	Derek Chang
	Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Ajay Jagsi
	Name:	Ajay Jagsi
	Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]